FRANKLIN CUSTODIAN FUNDS, INC.
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX


EXHIBIT NO.        DESCRIPTION                                     PAGE NO. IN
                                                                   SEQUENTIAL
                                                                NUMBERING SYSTEM


EX-99.B1(i)        Articles of Incorporation dated October 9, 1979 *


EX-99.B1(ii)       Agreement and Articles of Merger dated          *
                   November 7, 1979

EX-99.B1(iii)      Certificate of Amendment to Articles of         *
                   Incorporation dated October 4, 1985

EX-99.B1(iv)       Articles of Amendment dated October 14, 1985    *

EX-99.B1(v)        Certificate of Amendment to Articles of         *
                   Incorporation dated February 24, 1989

EX-99.B1(vi)       Certificate of Amendment to Articles of         *
                   Incorporation dated March 21, 1995

EX-99.B1(vii)      Articles Supplementary to the Charter dated     Attached
                   June 29, 1995

EX-99.B2(i)        By-Laws                                         *

EX-99.B5(i)        Management Agreement between the Registrant on  *
                   behalf of the DynaTech Series and Franklin
                   Advisers, Inc. dated May 1, 1994

EX-99.B5(ii)       Management Agreement between the Registrant on  *
                   behalf of the Growth Series and Franklin
                   Advisers, Inc. dated May 1, 1994

EX-99.B5(iii)      Management Agreement between the Registrant on  *
                   behalf of the Income Series and Franklin
                   Advisers, Inc. dated May 1, 1994

EX-99.B5(iv)       Management Agreement between the Registrant on  *
                   behalf of the U.S. Government Securities
                   Series and Franklin Advisers, Inc. dated May
                   1, 1994

EX-99.B5(v)        Management Agreement between the Registrant on  *
                   behalf of the Utilities Series and Franklin
                   Advisers, Inc. dated May 1, 1994

EX-99.B6(i)        Amended and Restated Distribution Agreement     Attached
                   between Registrant and Franklin/Templeton
                   Distributors, Inc. dated March 29, 1995

EX-99.B6(ii)       Form of Dealer Agreement between                *
                   Franklin/Templeton Distributors, Inc. and dealers

EX-99.B8(i)        Custody Agreement between Registrant and Bank   *
                   of America NT & SA dated September 17, 1991

EX-99.B8(ii)       Amendment to Custodian Agreement between        *
                   Registrant and Bank of America dated December
                   1, 1994

EX-99.B10(i)       Opinion and Consent of Counsel dated November   Attached
                   21, 1995

EX-99.B11(i)       Consent of Independent Auditors dated November  Attached
                   28, 1995

EX-99.B13(i)       Letter of Understanding                         *

EX-99.B14(i)       Copy of Model Retirement Plan                   *

EX-99.B15(i)       Distribution Plan pursuant to Rule 12b-1        *
                   between the Registrant on behalf of the
                   DynaTech Series and Franklin/Templeton
                   Distributors, Inc. dated May 1, 1994

EX-99.B15(ii)      Distribution Plan pursuant to Rule 12b-1        *
                   between the Registrant on behalf of the Growth
                   Series and Franklin/Templeton Distributors,
                   Inc. dated May 1, 1994

EX-99.B15(iii)     Distribution Plan pursuant to Rule 12b-1        *
                   between the Registrant on behalf of the Income
                   Series and Franklin/Templeton Distributors,
                   Inc. dated May 1, 1994

EX-99.B15(iv)      Distribution Plan pursuant to Rule 12b-1        *
                   between the Registrant on behalf of the U.S.
                   Government Securities Series and
                   Franklin/Templeton Distributors, Inc. dated
                   May 1, 1994

EX-99.B15(v)       Distribution Plan pursuant to Rule 12b-1        *
                   between the Registrant on behalf of the
                   Utilities Series and Franklin/Templeton
                   Distributors, Inc. dated May 1, 1994

EX-99.B15(vi)      Form of Distribution Plan pursuant to Rule      Attached
                   12b-1 between the Registrant on behalf of the Utilities Series, Income Series and U.S.
                   Government Securities Series - Class II and
                   Franklin/Templeton Distributors, Inc., dated
                   March 30, 1995

EX-99.B15(vii)     Distribution Plan pursuant to Rule 12b-1        Attached
                   between the Registrant on behalf of the Growth
                   Series - Class II and Franklin/Templeton
                   Distributors, Inc., dated March 30, 1995

EX-99.B16(i)       Schedule for Computation of Performance         *
                   Quotation

EX-99.B17(i)       Powers of Attorney dated February 16, 1995      *

EX-99.B17(ii)      Certificate of Secretary dated February 16,     *
                   1995

EX-99.B18(i)       Form of Multiple Class Plan                     Attached

EX-27.B(i)         Financial Data Schedule for Dynatech Series     Attached

EX-27.B(ii)        Financial Data Schedule for Franklin Growth     Attached
                   Series - Class I

EX-27.B(iii)       Financial Data Schedule for Franklin Growth     Attached
                   Series - Class II

EX-27.B(iv)        Financial Data Schedule for Franklin Utilities  Attached
                   Series - Class I

EX-27.B(v)         Financial Data Schedule for Franklin Utilities  Attached
                   Series - Class II

EX-27.B(vi)        Financial Data Schedule for U.S. Government     Attached
                   Securities Series - Class I

EX-27.B(vii)       Financial Data Schedule for U.S. Government     Attached
                   Securities Series - Class II

EX-27.B(viii)      Financial Data Schedule for Franklin Income     Attached
                   Series - Class I

EX-27.B(ix)        Financial Data Schedule for Franklin Income     Attached
                   Series - Class II

* Incorporated by reference